UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
               (Date of earliest event reported): October 21, 2004

                           OCWEN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



           Florida                     1-13219                  65-0039856
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)



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                    The Forum, Suite 1000
  1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida           33401
           (Address of principal executive office)                 (Zip Code)
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       Registrant's telephone number, including area code: (561) 682-8000


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                   Page 1 of 9
                             Exhibit Index on Page 4
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ITEM 8.01      OTHER EVENTS

               The news release of the Registrant dated October 21, 2004, announcing its quarter results is attached hereto and filed herewith as Exhibit 99.1.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

  (a) - (b)    Not applicable.


  (c)          Exhibits

               The following exhibits are filed as part of this report:

               99.1 Text of a press release by the Registrant dated October 21, 2004.

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


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                      OCWEN FINANCIAL CORPORATION
                      (Registrant)


                      By:  /s/ Mark S. Zeidman
                           -----------------------------------------------------
                               Mark S. Zeidman
                               Senior Vice President and Chief Financial Officer



Date:  October 21, 2004


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

INDEX TO EXHIBIT



   EXHIBIT NO.   DESCRIPTION                                               PAGE
   -----------   -----------                                               ----

       99.1      News release of Ocwen Financial Corporation, dated         5
                 October 21, 2004, announcing its third quarter 2004 results and certain other information.


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